                                                                   EXHIBIT 10.24


                         ADDENDUM TO PURCHASE AGREEMENT

         This ADDENDUM TO PURCHASE AGREEMENT (the "Addendum") made as of this ____ day of June, 1994, by and between NORGATE SHOPS CORP. ("Purchaser") and NORGATE PLAZA LIMITED PARTNERSHIP, an Indiana limited partnership ("Seller"),

                                WITNESSETH THAT:

         WHEREAS, Purchaser and Seller entered into a certain Purchase Agreement of even date herewith (the "Purchase Agreement") for certain property located at 7435 North Keystone Avenue, Indianapolis, Indiana (the "Property"); and

         WHEREAS, the parties hereto desire to include certain additional terms and conditions in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. All personal property, if any, owned by Seller and used in connection with the operation of the Property shall be included in the sale of the Property.

         2. Seller agrees to provide, at the request of Purchaser, a notice letter to each of the tenants identified in Exhibit A attached hereto and by reference made a part hereof, which letter shall indicate that: (a) the Property has been sold to Purchaser, and (b) that all leases have been assigned to Purchaser as of the date of closing.

         3. Seller agrees to cooperate with Purchaser in obtaining any books, records, operating reports, plans and specifications, engineering studies or reports relating to the Property so long as any request for such cooperation does not result in any expense to Seller.

         4. Seller and Purchaser acknowledge that a certain lease by and between Seller, as lessor, and Young Pyo Choi and R.D. Management, as lessee, dated December 3, 1992 provides that a security deposit in the amount of One Thousand Five Hundred Sixty-two and 50/100 Dollars ($1,562.50) was to be paid to Seller upon execution of such lease. Seller and Purchaser agree that within five (5) business days of the closing of the transaction contemplated by the Purchase Agreement, Seller shall deposit the sum of One Thousand Five Hundred Sixty-Two Dollars and 50/100 ($1,562.50) (the "Escrow Deposit") with Wooden McLaughlin & Sterner, to be held in trust and disbursed in accordance with the terms of this paragraph 4. In the event that at any time prior to the date that is sixty (60) days after the date of closing,

Purchaser provides a copy of a cancelled check evidencing the security deposit was paid to and negotiated by R.D. Management, Seller or Trammell Crow, the Escrow Deposit shall be disbursed to RPS. In the event that RPS has not provided such evidence to Seller within sixty (60) days of the closing date, the Escrow Deposit shall be returned to Seller.

         5. Seller shall deliver to Purchaser within five (5) business days of execution of this Addendum (i) an executed Vendor's Affidavit in the form attached hereto as Exhibit "B" (which form shall be substituted for the form of Vendor's Affidavit attached to the Purchase Agreement as Exhibit "B") and (ii) an executed Assignment of Lessor's Interest in Leases in the form attached hereto as Exhibit "C".

         6. Upon receipt of the documents described in paragraph 6 hereof and the documents required under the Purchase Agreement to be delivered simultaneously therewith, Purchaser shall deliver the Purchase Price to Seller.

         7. This Addendum is to be construed as supplementary to the Purchase Agreement. Except to the extent expressly modified herein, the terms, conditions and provisions of the Purchase Agreement remain in full force and effect.

                                        NORGATE SHOPS CORP.


                                        By:
                                           -------------------------

                                        NORGATE PLAZA LIMITED
                                          PARTNERSHIP, an Indiana
                                          limited partnership


                                        By:
                                           -------------------------
                                           Norgate Plaza, Inc.
                                           Its General Partner


                                           By:
                                              ----------------------
                                                  Richard J. Langlais,
                                                  President

                [NORGATE PLAZA LIMITED PARTNERSHIP LETTERHEAD]



                                                                          , 1994
                                                             -------------


---------------------------
---------------------------
---------------------------
---------------------------

         Re:     Norgate Plaza Shopping Center (the "Property")

Sir or Madam:

         You are hereby notified that the Property has been sold to Norgate Shops Corp. effective immediately. All of the undersigned's interest as "Lessor" under your lease has been assigned to Norgate Shops Corp.

                                           Very truly yours,

                                           NORGATE PLAZA LIMITED PARTNERSHIP,
                                           an Indiana limited partnership


                                           By:
                                              -------------------------------
                                                   Norgate Plaza, Inc.
                                                   Its General Partner

                          EXHIBIT "A" TO ASSIGNMENT OF
                          LESSOR'S INTEREST IN LEASES

         1.      Lease dated September 18, 1987 between Norgate Plaza
Limited Partnership, as Lessor, and Giovanni Grillo, as Lessee.
         2.      Lease dated February 9, 1990 between Norgate Plaza
Limited Partnership, as Lessor, and Hook-SuperX, Inc. as Lessee.
         3.      Lease dated October 1, 1985 between Patrician Equities
Corp., as Lessor, and J&J, Inc. d/b/a United Consumers Club of
Indianapolis, as Lessee.
         4. Lease dated June 1, 1990 between Norgate Plaza Limited Partnership, as Lessor, and Bangkok Grocery and Restaurant, Inc., as Lessee.
         5. Lease dated December 3, 1992 between Norgate Plaza Limited Partnership, as Lessor, and RD Management Corp. and Young Pyo Choi, as Lessee.
         6. Lease dated January 29, 1970 between Norgate Associates, as Lessor, and Loew's Theatre & Realty Corporation, as Lessee.
         7. Lease dated December 2, 1985 between Patrician Equities Corp., as Lessor, and Frank's Nursery & Crafts, Inc., as Lessee.
         8.      Lease dated September 21, 1984 between Norgate
Associates, as Lessor, and Kohl's Oakland, Inc., as Lessee.
         9. Lease dated August 24, 1983 between Norgate Associates, as Lessor, and K-Mart Corporation, as Lessee, which lease was subsequently assigned by K-Mart Corporation to Consolidated Stores Corp. d/b/a Odd-Lots by Assignment dated October 21, 1986.

         10. Lease dated May 13, 1988 between Patrician Equities, Corp., as Lessor, and McDonalds Corporation, as Lessee.

                               VENDOR'S AFFIDAVIT

STATE OF MINNESOTA        )
                          ) SS:
COUNTY OF DAKOTA          )


         Richard J. Langlais, as President of Norgate Plaza, Inc., the General Partner of Norgate Plaza Limited Partnership, being first duly sworn, states that Norgate Plaza Limited Partnership (hereinafter referred to, jointly and severally, as "Vendor") is this day conveying to NORGATE SHOPS CORP. (hereinafter referred to as "Purchaser"), by quitclaim deed the following described Real Estate located in Marion County, Indiana:

                        See Exhibit "A" attached hereto

and commonly known as the Norgate Plaza Shopping Center (hereinafter referred to as the "Real Estate").
         In connection with the sale of the Real Estate, Purchaser has obtained a commitment for an owner's policy of title insurance for the Real Estate under date of February 23, 1994, issued by Chicago Title Insurance Company as number 225-272CE.
         Vendor has not executed, or permitted anyone in Vendor's behalf to execute, any conveyance, mortgage, lien, lease, security agreement, financing statement or encumbrance of or upon the Real Estate or any fixtures attached thereto, except as states above, which is now outstanding or enforceable against the Real Estate. Vendor has made no contract to sell all or part of the Real Estate to any person other than the Purchaser, and





                                   Exhibit B

Vendor has not given to any person an option to purchase all or part of the Real Estate, which is enforceable or exercisable now or at any time in the future.
         There is no judgment of any court of the State of Indiana or of any court of the United States that is or may become a lien on the Real Estate. No petition for bankruptcy has been filed by or against Vendor within the last six months, nor is any petition now pending with respect to Vendor for bankruptcy, insolvency or incompetency. Vendor is neither principal nor surety on any bond payable to the State of Indiana.
         Vendor is not acting directly or indirectly, in any capacity whatsoever for any foreign country or national thereof, and Vendor is a partnership duly organized under the laws of the State of Indiana and the persons or entity executing this affidavit and the deed on behalf of Vendor have been fully empowered pursuant to the provisions of the Vendor's partnership agreement to execute and deliver this affidavit and the deed; and Vendor has full partnership capacity to convey the Real Estate described herein and all necessary partnership action for the making of such conveyance has been taken and done.
         Vendor intends that each of the statements made herein shall be construed as a representation; each of the representations is made for the purpose of inducing Purchaser to purchase the Real Estate; and each of the representations, whether construed jointly or severally, is true. Vendor expressly authorizes





                                   Exhibit B

Purchaser and all of the persons to rely on such representations, but, notwithstanding anything contained herein to the contrary, such representations are made only to the extent of the actual knowledge of Richard J. Langlais without independent investigation or inquiry and without personal liability therefor and is further limited to matters which occurred during the period of time from and after June 11, 1992 up to and including October 29, 1993.

                                           NORGATE PLAZA LIMITED PARTNERSHIP
                                           By Norgate Plaza, Inc.,
                                           Its General Partner


                                           ----------------------------------
                                           Signature

                                           Richard J. Langlais, Its President
                                           ----------------------------------
                                           Printed


Subscribed and sworn to before me a Notary Public within and for said County and State, this _____ day of _____________, 1994.

                              --------------------------------
My Commission Expires:                         , Notary Public
                              -----------------
                              Resident of            County
----------------------                    ----------


This instrument was prepared by ANCEL & DUNLAP, Timothy L. Black, Attorney at Law, 151 North Delaware, 1770 Market Square Center, Indianapolis, Indiana 46204.





                                   Exhibit B

                             ASSIGNMENT OF LESSOR'S
                               INTEREST IN LEASES

         FOR VALUE RECEIVED, NORGATE PLAZA LIMITED PARTNERSHIP, an Indiana limited partnership ("Assignor"), hereby assigns to Norgate Shops Corp. ("Assignee"), all of its right, title and interest in, to and under the Leases listed in Exhibit "A" attached hereto and by reference made a part hereof ("Leases").
         Assignor hereby represents and warrants that it has made no conveyance or encumbrances of any of its right, title or interest as Landlord in, to or under the Leases during the period of June 11, 1992 to present.
         IN WITNESS WHEREOF, Assignor has executed this Assignment of Lessor's Interest in Leases this ____ day of ____________, 1994.

                                          NORGATE PLAZA LIMITED
                                          PARTNERSHIP, an Indiana Limited
                                          Partnership
                                          By, Norgate Plaza, Inc.,
                                          Its General Partner


                                          By
                                            ------------------------------
                                            Richard J. Langlais,
                                            Its President


STATE OF MINNESOTA        )
                          : SS
COUNTY OF DAKOTA          )


         Before me a notary public in and for the State of Minnesota, and a resident of Dakota County, Minnesota, personally appeared Richard J. Langlais, the President of Norgate Plaza, Inc., the general partner of Norgate Plaza Limited Partnership, an Indiana Limited Partnership, who acknowledged the execution of the foregoing Assignment of Lessor's Interest in Leases as the





                                   Exhibit C

President of the General Partner of the Partnership for and on behalf of the general partner of the Partnership.

         Witness my hand and notarial seal this ___ day of June, 1994.


                                           ---------------------
                                           Notary Public
                                           Commission Expires:
                                                              ----------




                                   Exhibit C
                                      C-2